EXECUTION



                                  LICENSE AGREEMENT


                  LICENSE AGREEMENT dated as of August 18, 1997 between ADVANCED NMR SYSTEMS, INC., a Delaware corporation (the "Licensor"), and GENERAL ELECTRIC COMPANY, a New York corporation (the "Licensee").

                  Terms not otherwise defined herein have the meanings stated in the Purchase Agreement (as defined below).


                                       RECITALS

                  A. The Licensor and the Licensee have entered into a Purchase Agreement dated as of August 18, 1997 (the "Purchase Agreement") for the purchase and sale of certain assets referenced therein (the "Purchased Assets").

                  B. The Licensor desires to grant to the Licensee and to any present or future Affiliate of Licensee a limited, non-transferable (except as set forth in Section 9 hereof), paid up, worldwide and perpetual license under each of the patents listed on Schedule 1 and all rights of the Company, if any, in patent or applications of the Company which may claim priority to any of the patents or applications listed on Schedule 1, and all rights of the Company, if any, with respect to service marks, trademarks, copyrights, trade secrets, know-how or inventions primarily used in the manufacturing, sale or service of the Purchased Assets (collectively, the "Proprietary Rights") which shall be exclusive (except as to Licensor and Advanced Mammography Systems, Inc. ("AMS") and as to customers of ANMR's with respect to limited software use licenses) for a period of four years following the date of this Agreement and shall be non-exclusive thereafter, to make, have made, sell or otherwise dispose of any product or service, including, without limitation, magnetic resonance scanners and to use, copy, modify and develop derivative works of any product or service, and to distribute the same and shall include the right to access, incorporate and use in any way associated know-how for the manufacturing and servicing of any product (the "License") and the Licensee desires to accept the License under each of the Proprietary Rights.

                  C.   This  Agreement is  being entered  into  pursuant to
          Section 3.2(b) of the Purchase Agreement.


                                      AGREEMENT

             The parties agree as follows:

                  SECTION 1.  LICENSE.  The Licensor hereby grants to the
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          Licensee  and to  any  Affiliate of  Licensee,  and the  Licensee
          hereby accepts, a limited, non-transferable (except as set forth in Section 9 hereof), paid up, worldwide and perpetual License under each of the Proprietary Rights to make, have made, sell or otherwise dispose of any product or service, including, without limitation, magnetic resonance scanners, and to use, copy, modify and develop derivative works of any product or service, and to distribute the same and which shall include the associated know-
          how  for the  manufacturing and  servicing of  any product.   The
          License shall be exclusive (except as to Licensor and AMS and to customers of ANMR with respect to limited software use licenses) for a period of four years following the date of this Agreement and shall be non-exclusive thereafter.

                  SECTION 2. OWNERSHIP. The Licensee shall not acquire any
                             ---------
          ownership interest in any of the Proprietary Rights by reason of, or pursuant to, the License or this Agreement.

                  SECTION 3.  REPRESENTATIONS AND WARRANTIES.  The Licensor
                              ------------------------------
          represents that (a) the License extends to all patents technology, copyrights (if any) and related trade secrets and know-how for the manufacturing and servicing of the Purchased Assets, and (b) no subsidiary of Licensor has any technology, patents, copyrights (if any), related trade secrets or know-how useful or necessary for the manufacturing or servicing of InstaScan or 3T or 4T whole-body magnetic resonance Scanners that are not included within the License. Aside from these representations, and the representations in the Purchase Agreement, THE LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER CONCERNING THE VALIDITY OR OWNERSHIP OF THE PROPRIETARY RIGHTS, THE USE BY ANY OTHER PERSON OF ANY OF THE PROPRIETARY RIGHTS OR ASSERTIONS BY ANY OTHER PERSON OF OWNERSHIP OR RIGHTS AS A LICENSEE WITH RESPECT TO ANY OF THE PROPRIETARY RIGHTS, THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER IN RESPECT OF THE LICENSE AND THE PROPRIETARY RIGHTS. THE TOTAL LIABILITY OF THE LICENSOR UNDER OR WITH RESPECT TO THE LICENSE OR THIS AGREEMENT SHALL NOT EXCEED ONE HUNDRED DOLLARS.

                  SECTION 4.  LIMITATIONS ON LIABILITY. Except as set forth
                              ------------------------
          in the Purchase Agreement, the Licensee agrees that the Licensor has no liability to the Licensee or its successors or assigns for
          (1) claims of ownership, infringement or improper use asserted by any person with respect to any of the Proprietary Rights, (2) product liability with respect to the Proprietary Rights or the License, (3) negligence or misrepresentation, in contract or in tort, at law or in equity, whether heretofore or hereafter accruing, with respect to the Proprietary Rights or the License or (4) any penal, incidental or consequential damages such as lost profit or revenue training, support or other assistance with respect to the Proprietary Rights or the License.

                  SECTION 5.  TERMINATION.  The License will be perpetual.
                              -----------

                  SECTION 6.  NOTICES.  All notices, requests and other
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          communications to any party  or under this Agreement shall  be in
          writing.   Communications  may  be made  by  telecopy or  similar
          writing.   Each communication shall be given to such party at its
          address stated on the signature pages of this Agreement or at any other address as such party may from time to time specify in
          writing  to  the  other  party.    Each  communication  shall  be
          effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

                  SECTION 7.  NO WAIVERS; REMEDIES.  No failure or delay by
                              --------------------
          any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies available at law or in equity.

                  SECTION 8.  AMENDMENTS, ETC.  No amendment, modification,
                              ---------------
          termination, or waiver of any provision of this Agreement, and no consent to any departure by a party from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other parties to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

                  SECTION 9.  SUCCESSORS AND ASSIGNS.  No party may assign
                              ----------------------
          its rights or delegate its obligations under this Agreement without the prior written consent of the other party; provided, however, the Licensee may assign it rights and transfer the License to any purchaser or transferee of all or substantially all of the Purchased Assets; provided that in no event shall the
                                        --------
          Licensee sell, assign or sublicense its rights or transfer the License to Siemens Medical Systems. Any assignment or delegation in contravention of this Section 9 shall be void ab initio and
                                                              -- ------
          shall not relieve the delegating party of any of its obligations under this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective permitted successors and assigns.

                  SECTION 10.  GOVERNING LAW.  This Agreement shall be
                               -------------
          governed by and construed in accordance with the internal laws of the State of New York.

                  SECTION 11.  COUNTERPARTS; EFFECTIVENESS.  This Agreement
                               ---------------------------
          may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

                  SECTION 12.  SEVERABILITY OF PROVISIONS.  Any provision of
                               --------------------------
          this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to
          the   extent  of  the  prohibition  or  unenforceability  without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

                  SECTION 13.  HEADINGS AND REFERENCES.  Section headings in
                               -----------------------
          this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other
          purpose.   References to parties  and sections in  this Agreement
          are references to the parties to or the sections of this Agreement, as the case may be, unless the context shall require otherwise.

                  SECTION 14.  ENTIRE AGREEMENT.  Except as otherwise
                               ----------------
          specifically provided in the Purchase Agreement, this Agreement embodies the entire agreement and understanding of the parties and supersedes all prior agreements or understandings with respect to the subject matters of this Agreement.

                  SECTION 15.  DISPUTE RESOLUTION  (a) General Provisions.
                               ------------------      ------------------
          (i) Any dispute, controversy or claim arising out of or relating to this Agreement or any related agreement or the validity, interpretation, breach or termination thereof (a "Dispute"), including claims seeking redress or asserting rights under applicable law, shall be resolved in accordance with the procedures set forth herein. Until completion of such procedures, no party may take any action not contemplated herein to force a resolution of the Dispute by any judicial, arbitral or similar process, except to the limited extent necessary to (1) avoid expiration of a claim that might eventually be permitted hereby or (2) obtain interim relief, including injunctive relief, to preserve the status quo or prevent irreparable harm.

                       (ii) All communications between the parties or their
             representatives in connection with the attempted resolution of any Dispute shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.

                       (iii)     In  connection  with   any  Dispute,   the
             parties expressly waive and forego any right to trial by jury.

            (b) Consideration by Senior Executives.  If a Dispute cannot be
                ----------------------------------
          resolved at an operational level, either party may, by notice to the other, request referral to the President and CEO of the General Electric Medical Services Division and the [President] of the Company (or comparable officers of any permitted successor or assignee) for their consideration. Such request shall be accompanied by a written statement of the Dispute and of each party's position. Within 30 days after the request, the other party will either concur in such statement or prepare its own, and such statement(s) will be delivered to the officers named above. Such officers will meet in person or by telephone within 30 days thereafter to seek a resolution. If no resolution is reached by the expiration of 60 days from the referral request, then either party may submit the Dispute to resolution as further provided herein by notice to the other party.

             (c)  Mediation.  After completion of any prior procedures
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          required  hereby,  either  party   may  submit  the  Dispute  for
          resolution by mediation pursuant to the Center for Public Resources Model Procedure for Mediation of Business Disputes as then in effect. Mediation will continue for at least 60 days unless the mediator chooses to withdraw sooner. At the request of either party at commencement of the mediation, the mediator will be asked to provide an evaluation of the Dispute and the parties' relative positions.

             (d) Arbitration.  (i) After completion of any prior procedures
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          required  hereby,  either  party   may  submit  the  Dispute  for
          resolution by arbitration pursuant to the Rules of the Center for Public Resources ("CPR") for Non-Administered Arbitration of Business Disputes as in effect at the time of the arbitration. The parties consent to a single, consolidated arbitration for all Disputes for which arbitration is permitted.

                       (ii) The neutral organization for purposes of the CPR rules will be the CPR. The arbitral tribunal shall be composed of one arbitrator selected by agreement of the parties or, in the absence of such agreement within 60 days after either party first proposes an arbitrator, by the CPR. The arbitration shall be conducted in New York. Each party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other party. A written transcript of the proceedings shall be made and furnished to the parties. The arbitrators shall determine the Dispute in accordance with the law of the State of New York, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement according to its terms.

                       (iii) The parties agree to be bound by any award or order resulting from any arbitration conducted hereunder and further agree that:

               (1) any monetary award shall include pre-award interest, to the extent appropriate, and shall be made and payable in U.S. dollars through a bank selected by the recipient of such award, free of any withholding tax or other deduction, together with interest thereon at the prime rate in effect at such bank on the date of the award, from the date the award is granted to the date it is paid in full.

               (2) in the context of an attempt by either party to enforce an arbitral award or order, any defenses relating to the parties' capacity or the validity of this Agreement or the Transaction Documents under any law are hereby waived; and

               (3) judgement on any award or order resulting from an arbitration conducted under this Section may be entered and enforced in any court, in any country, having jurisdiction thereof or having jurisdiction over any of the parties or any of their assets.

                         (iv) Except as expressly permitted by this Agreement, no party will commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (A) for enforcement as contemplated by paragraph
               (iii)(3) above, (B) to restrict or vacate an arbitral decision based on the grounds specified under applicable law and not waived in paragraph (iii)(2) above, or (C) for interim relief as provided in paragraph (v) below. For purposes of the foregoing or enforcement of any undisputed obligation, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

                         (v)    In  addition  to  the  authority  otherwise
               conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. If the tribunal shall not have been appointed, either party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief. Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the parties will seek modification or rescission of the court action as necessary to accord with the tribunal's decision.

                         (vi) The prevailing party in any arbitration conducted under this Section shall be entitled to recover from the other party (as part of the arbitral award or order) its reasonable attorneys' fees and other costs of arbitration.

                      SECTION 16. CONFIDENTIALITY. Information disclosed by
                                  ---------------
          any party or its representatives to any other party or its representatives, whether before or after the date of this Agreement, in connection with the License, all matters covered by the License, or the discussions and negotiations preceding the execution of this Agreement, shall be kept confidential by the other party and its representatives and shall not be used by those persons other than as contemplated by the this Agreement, except in each case to the extent that (1) the information was known by the recipient when received or the information is or hereafter becomes lawfully obtainable from other sources, (2) disclosure to a Governmental Body having jurisdiction over the parties is necessary or appropriate, (3) disclosure may otherwise be required by applicable Regulations or (4) the duty as to confidentiality is waived in writing by the other party.

                      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above in New York, New York.


                                   ADVANCED NMR SYSTEMS, INC.

                                   By:  /s/ Jack Nelson
                                      -------------------------
                                       Name: Jack Nelson
                                       Title: Chairman and CEO

                                   Address:  Advanced NMR Systems, Inc.
                                             46 Jonspin Road
                                             Wilmington, Massachusetts 01887

                                   Telecopy: (508) 658-3581


                                   GENERAL ELECTRIC COMPANY

                                   By: /s/ Jeffrey R. Immelt
                                      ------------------------
                                       Name: Jeffrey R. Immelt
                                       Title: President of GE Medical
                                              Systems

                                   Address:  General Electric Company
                                             Medical Services Division
                                             3000 North Grandview Blvd.
                                             (P.O. Box 414)
                                             Waukesha, Wisconsin 53188

                                   Telecopy: (414) 544-3573